Exhibit 24.1

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ BARRY DILLER

Name:	Barry Diller
Title:	Chairman of the Board, Chief Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ VICTOR A. KAUFMAN

Name:	Victor A. Kaufman
Title:	Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ EDGAR BRONFMAN, JR.

Name:	Edgar Bronfman, Jr.
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ DONALD KEOUGH

Name:	Donald Keough
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ BRYAN LOURD

Name:	Bryan Lourd
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ JOHN C. MALONE

Name:	John C. Malone
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ ARTHUR C. MARTINEZ

Name:	Arthur C. Martinez
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ STEVEN RATTNER

Name:	Steven Rattner
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ ALAN G. SPOON

Name:	Alan G. Spoon
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ MICHAEL P. ZEISSER

Name:	Michael P. Zeisser
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ THOMAS J. MCINERNEY

Name:	Thomas J. McInerney
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 20,000,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with grants of IAC Common Stock-based awards under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of October, 2008.

/s/ MICHAEL H. SCHWERDTMAN

Name:	Michael H. Schwerdtman
Title:	Senior Vice President and Controller